Commitments	12 Months Ended
Dec. 31, 2012
Commitments [Abstract]
Commitments
Commitments

Operating Leases
The Company leases certain property under various operating lease arrangements. These leases generally provide the Company with the option to renew the lease at the end of the lease term. For the years ended December 31, 2012, 2011 and 2010, the Company had lease expense of $39.3 million, $36.3 million and $34.2 million, respectively.

Future minimum lease payments under operating lease commitments are as follows:

(In thousands)
December 31,
2013	$38,720
2014	31,695
2015	20,361
2016	10,986
2017	2,301
Thereafter	11,211
$115,274

Other Commitments
The Company is contractually obligated to make potential future development, regulatory and commercial milestone, royalty and/or profit sharing payments in conjunction with collaborative agreements or acquisitions that the Company has entered into with third parties. The most significant of these such obligations relates to the potential future consideration related to the 2011 Respiratory Delivery Platform acquisition. These payments are contingent upon the occurrence of certain future events and, given the nature of these events, it is unclear when, if ever, the Company may be required to pay such amounts. These contingent payments have not been included in the table above. Further, the timing of any future payment is not reasonably estimable. The amount of contingent consideration accrued was $379 million at December 31, 2012.

The Company has entered into an exclusive collaboration on the development, manufacturing, supply and commercialization of multiple, high value generic biologic compounds for the global marketplace. Mylan plans to provide funding related to the collaboration over the next several years and could total approximately $50 million or more per year.

On August 22, 2012, the Company and Pfizer Japan announced a definitive agreement to establish an exclusive long-term strategic collaboration to develop, manufacture, distribute and market generic drugs in Japan. Under the agreement, Mylan’s responsibilities primarily consist of managing operations, including research and development and manufacturing. The collaboration became operational on January 1, 2013.

Additionally, Mylan has entered into product development agreements under which the Company has agreed to share in the development costs as they are incurred by our partners. As the timing of cash expenditures is dependent upon a number of factors, many of which are outside of our control, it is difficult to forecast the amount of payments to be made over the next few years, which could be significant.

The Company has also entered into employment and other agreements with certain executives and other employees that provide for compensation, retirement and certain other benefits. These agreements provide for severance payments under certain circumstances. Additionally, the Company has split-dollar life insurance agreements with certain retired executives.

In the normal course of business, Mylan periodically enters into employment, legal settlement and other agreements which incorporate indemnification provisions. While the maximum amount to which Mylan may be exposed under such agreements cannot be reasonably estimated, the Company maintains insurance coverage, which management believes will effectively mitigate the Company’s obligations under these indemnification provisions. No amounts have been recorded in the Consolidated Financial Statements with respect to the Company’s obligations under such agreements.